UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2006

Burlington Northern Santa Fe Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11535	41-1804964
(Commission File Number)	(IRS Employer Identification No.)

2650 Lou Menk Drive, Fort Worth, TX	76131
(Address of Principal Executive Offices)	(Zip Code)

(800) 795-2673

(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Burlington Northern Santa Fe 1999 Stock Incentive Plan (as amended and restated)

At the Burlington Northern Santa Fe Corporation (“BNSF” or the “Company”) annual meeting of stockholders held on April 19, 2006 (the “Annual Meeting”), the Company’s stockholders, upon the recommendation of the Board of Directors, approved the Burlington Northern Santa Fe 1999 Stock Incentive Plan (as amended and restated) (the “1999 Plan”). The amendments to the 1999 Plan include increasing the number of shares that can be granted under the plan to 53 million shares and increasing the number of those shares that can be granted in the form of restricted stock, restricted stock units or performance stock to 23 million shares.

Additional amendments include permitting the award of up to 50,000 shares of achievement award stock under the 1999 Plan and modifying the plan so that stock awards will not vest upon a change of control, but rather upon an individual’s termination of employment in connection with and after a change in control.

Attached hereto as Exhibit 10.1 is the Burlington Northern Santa Fe 1999 Stock Incentive Plan (as amended and restated). A brief summary of the 1999 Plan is included as part of Item 3 in BNSF’s definitive proxy statement filed with the Securities and Exchange Commission on March 16, 2006 (the “Proxy Statement”). The descriptions of the 1999 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 1999 Plan.

BNSF Railway Company Incentive Compensation Plan (as amended and restated)

At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Board of Directors, also approved the BNSF Railway Company Incentive Compensation Plan (as amended and restated) (the “Incentive Plan”). The amendments to the Incentive Plan include providing for awards granted under the Incentive Plan that will be tax deductible as Performance-Based Compensation under Federal income tax laws.

Attached hereto as Exhibit 10.2 is the BNSF Railway Company Incentive Compensation Plan (as amended and restated). A brief summary of the Incentive Plan is included as part of Item 4 in the Proxy Statement. The descriptions of the Incentive Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Incentive Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See Exhibits index included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON NORTHERN SANTA FE CORPORATION

Date: April 24, 2006	By:	/s/ James H. Gallegos
James H. Gallegos
Vice President and Corporate General Counsel

BURLINGTON NORTHERN SANTA FE CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description
10.1	Burlington Northern Santa Fe 1999 Stock Incentive Plan (as amended and restated).

10.2	BNSF Railway Company Incentive Compensation Plan (as amended and restated).